Exhibit 10.1

SEVENTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of December 13, 2016

among

GULFPORT ENERGY CORPORATION,

as Borrower,

THE BANK OF NOVA SCOTIA,

as Administrative Agent

and

The Lenders Party Hereto

THE BANK OF NOVA SCOTIA, KEYBANK NATIONAL ASSOCIATION,

and PNC BANK, NATIONAL ASSOCIATION,

as Joint Lead Arrangers and Joint Bookrunners

KEYBANK NATIONAL ASSOCIATION and

PNC BANK, NATIONAL ASSOCIATION,

as Co-Syndication Agents

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

WELLS FARGO BANK, N.A. and

BARCLAYS BANK PLC,

as Co-Documentation Agents

SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of December 13, 2016, among GULFPORT ENERGY CORPORATION, a Delaware corporation (“Borrower”), THE BANK OF NOVA SCOTIA, as Administrative Agent (“Administrative Agent”) and L/C Issuer, and the financial institutions defined below as the Existing Lenders and the Exiting Lender, and MORGAN STANLEY SENIOR FUNDING, INC., and BOKF, NA DBA BANK OF OKLAHOMA, as new Lenders (“New Lenders”).

R E C I T A L S

A.    Borrower, the financial institutions signing as Lenders thereto, Administrative Agent and the other agents party thereto are parties to an Amended and Restated Credit Agreement dated as of December 27, 2013, as amended by a First Amendment to Amended and Restated Credit Agreement dated as of April 23, 2014, a Second Amendment to Amended and Restated Credit Agreement dated as of November 26, 2014, a Third Amendment to Amended and Restated Credit Agreement dated as of April 10, 2015, a Fourth Amendment to Amended and Restated Credit Agreement and Limited Consent and Waiver dated as of May 29, 2015, a Fifth Amendment to Amended and Restated Credit Agreement dated as of September 18, 2015, and a Sixth Amendment to Amended and Restated Credit Agreement dated as of February 19, 2016 (collectively, the “Original Credit Agreement”; the Original Credit Agreement as amended by this Amendment is referred to herein as the “Credit Agreement”).

B.    The parties desire to amend the Original Credit Agreement as hereinafter provided.

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Same Terms. All terms used herein that are defined in the Original Credit Agreement shall have the same meanings when used herein, unless the context hereof otherwise requires or provides. In addition, from and after the Effective Date, (i) all references in the Original Credit Agreement and, where appropriate in the context, in the other Loan Documents to the “Agreement” shall mean the Original Credit Agreement, as amended and waived by this Amendment, as the same may hereafter be amended and waived from time to time, and (ii) all references in the Loan Documents to the “Loan Documents” shall mean the Loan Documents, as amended and waived by the Modification Papers, as the same may hereafter be amended and waived from time to time. In addition, the following terms have the meanings set forth below:

“Effective Date” means the date on which the conditions specified in Section 2 below are satisfied (or waived in writing by the Administrative Agent).

“Existing Lenders” means The Bank of Nova Scotia, KeyBank National Association, Credit Suisse AG, Barclays Bank PLC, Wells Fargo Bank, N.A., ZB, N.A. dba Amegy Bank, Compass Bank, PNC Bank, National Association, U.S. Bank National Association, Associated Bank, N.A. and IberiaBank.

“Exiting Lender” means BNP Paribas.

“Modification Papers” means this Amendment, the Ohio Mortgage Amendments, and all of the other documents and agreements executed in connection with the transactions contemplated by this Amendment.

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“New Lenders” has the meaning specified in the opening paragraph.

“New Notes” has the meaning specified in Section 7.

“October 2016 Reserve Report” has the meaning set forth in Section 4.

“Ohio Mortgage Amendments” has the meaning set forth in Section 8(b).

2.    Conditions Precedent. The obligations and agreements of the Lenders as set forth in this Amendment are subject to the satisfaction, unless waived in writing by Administrative Agent, of each of the following conditions (and upon such satisfaction, this Amendment shall be deemed to be effective as of the Effective Date):

(a)    Seventh Amendment to Credit Agreement. This Amendment shall have been duly executed and delivered by each of the parties hereto.

(b)    New Notes. Borrower shall have executed and delivered the New Notes to the New Lenders.

(c)    Upfront Fee. Borrower shall have paid Adminstrative Agent for the account of the Lenders the previous agreed upfront fees.

(d)    Fees and Expenses. Administrative Agent shall have received payment of all out-of-pocket fees and expenses (including reasonable attorneys’ fees and expenses) incurred by Administrative Agent in connection with the preparation, negotiation and execution of the Modification Papers.

3.    Amendments to Original Credit Agreement. On the Effective Date, the Original Credit Agreement shall be deemed to be amended as follows:

(a)    The pricing grid contained in the definition of “Applicable Rate” in Section 1.01 of the Original Credit Agreement shall be amended to read in its entirety as follows:

Applicable Rate
Applicable Usage Level	Commitment fee	Eurodollar Rate Loans and Letters of Credit	Base Rate Loans
Level 1	0.375%	2.00%	1.00%
Level 2	0.375%	2.25%	1.25%
Level 3	0.50%	2.50%	1.50%
Level 4	0.50%	2.75%	1.75%
Level 5	0.50%	3.00%	2.00%

(b)    The following definitions set forth in Section 1.01 of the Original Credit Agreement shall be amended to read in their respective entireties as follows:

“Arranger” means, collectively, Scotiabank, Keybank National Association and PNC Bank, National Association, each in its capacity as joint lead arranger and joint bookrunner.

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“Defaulting Lender” means, subject to Section 2.15(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, the L/C Issuer or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit) within two Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent or the L/C Issuer in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.15(b)) upon delivery of written notice of such determination to the Borrower, the L/C Issuer and each Lender.

“Maturity Date” means December 13, 2021; provided however that if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.

“Senior Notes” means any unsecured Indebtedness of Borrower (and any unsecured Guarantees thereof by the Guarantors) in an aggregate principal amount not exceeding $1,600,000,000.

(c)    Section 1.01 of the Original Credit Agreement shall be amended by adding the following definitions in appropriate alphabetical order to read in their respective entireties as follows:

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“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Excluded Accounts” means accounts exclusively used for payroll, payroll taxes or other employee wage and benefit payments, accounts exclusively holding assets subject to an escrow or purchase price adjustment mechanism, and accounts that exclusively hold funds belonging to, or for the benefit of, a Person other than a Loan Party, and accounts having average daily collected balances not greater than $2,500,000 during the most recently completed calendar quarter (or for any account opened after the most recently completed calendar quarter, that will have an average daily collected balance not greater than $2,500,000 as of the end of the calendar quarter during which such account was opened).

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(d)    The figure “80%” shall be changed to “85%” in Section 2.13(a) and in Section 2.13(e) of the Original Credit Agreement.

(e)    Section 4.05(e) of the Original Credit Agreement shall be amended to read in its entirety as follows:

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(e)    In the event of an issuance of Senior Notes after the Closing Date, then, upon consummation of such issuance, the then effective Borrowing Base shall be reduced by 25% of the principal amount of such Senior Notes offering except to the extent that the proceeds of such Senior Notes are used to repay, redeem, purchase, repurchase, refinance, defease or otherwise satisfy previously issued Senior Notes, or to the extent that such Senior Notes are issued in exchange for previously issued Senior Notes, and in each case, to pay accrued and unpaid interest on, and prepayment premiums in respect of, such previously issued Senior Notes and fees and expenses relating to the issuance of such Senior Notes and such repayment, redemption, purchase, repurchase, refinancing, defeasance, satisfaction or exchange of such previously issued Senior Notes.    For avoidance of doubt, the 25% reduction described in this subsection (e) may be reduced or waived with the consent of Required Lenders.

(f)    Article VIII of the Original Credit Agreement shall be amended by adding a new Section 8.16 thereto in proper order to read in its entirety as follows:

8.16.    Maintenance of Deposit Accounts. (a) Open or maintain any deposit account, securities account or commodity account at or with any banking or other financial institution other than a Lender, except for those accounts listed on Part 2 on Exhibit A to the Seventh Amendment to this Agreement dated as of December 13, 2016 (the “Seventh Amendment”), which accounts may remain open pending closure in the ordinary close of business, or (b) establish or maintain a deposit account, securities account or commodity account (other than Excluded Accounts), without delivering to the Administrative Agent a control agreement signed by the Administrative Agent, the depository bank, the other parties thereto and the applicable Loan Party, and otherwise in form and substance reasonably satisfactory to the Administrative Agent, (1) in the case of any account listed on Part 1 of Exhibit A to the Seventh Amendment, within sixty (60) days after the Effective Date (as defined in the Seventh Amendment), or (2) in the case of any account other than an Excluded Account opened after such Effective Date, within thirty (30) days after such account is opened.

(g)    Article XI of the Original Credit Agreement shall be amended by adding a new Section 11.25 thereto in proper order to read in its entirety as follows:

11.25    Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)    the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

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(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

4.    Reaffirmation of Borrowing Base. The Borrowing Base is hereby reaffirmed at $700,000,000. This redetermination of the Borrowing Base constitutes the scheduled periodic redetermination of the Borrowing Base with respect to the Reserve Report dated October 1, 2016 (the “October 2016 Reserve Report”), pursuant to Section 4.02(a) of the Credit Agreement, and is not a special redetermination pursuant to Section 4.03 of the Credit Agreement. The Borrowing Base shall remain at this amount until next redetermined in accordance with Article IV of the Credit Agreement.

5.    [Reserved.]

6.    Concerning the New Lenders and the Exiting Lender.

(a)    The New Lenders have become Lenders upon their execution of this Amendment, and on the Effective Date, the New Lenders shall assume all rights and obligations of a Lender under the Credit Agreement. The Administrative Agent, the Lenders and the Borrower hereby consent to each New Lender’s acquisition of an interest in the Aggregate Commitments and its Applicable Percentage. The Administrative Agent and the Borrower hereby consent to the reallocation set forth herein. The Administrative Agent, the Lenders and the Borrower hereby waive (a) any requirement that an Assignment and Assumption or any other documentation be executed in connection with such reallocation, and (b) the payment of any processing and recordation fee to the Administrative Agent. In connection herewith, each of the Existing Lenders and the Exiting Lender irrevocably sells and assigns to each New Lender, and each New Lender, severally and not jointly, hereby irrevocably purchases and assumes from the Existing Lenders and the Exiting Lender, as of the Effective Date, so much of each Existing Lender’s and the Exiting Lender’s Commitment, outstanding Loans and participations in Letters of Credit, and rights and obligations in its capacity as a Lender under the Original Credit Agreement and any other documents or instruments delivered pursuant thereto (including without limitation any guaranties and, to the extent permitted to be assigned under applicable law, all claims (including without limitation contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity), suits, causes of action and any other right of any Existing Lender or the Exiting Lender against any Person, whether known or unknown, arising under or in connection with the Original Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby), such that each Existing Lender’s and each New Lender’s Commitment, Applicable Percentage of the outstanding Loans and participations in Letters of Credit, and rights and obligations as a Lender shall be equal to its Applicable Percentage and Commitment set forth on Schedule 2.01 to this Amendment, and the Exiting Lender shall have no Commitment or Applicable Percentage. The Exiting Lender, each Existing Lender and each New Lender agree that the provisions of the form of Assignment and Assumption attached as Exhibit D to the Credit Agreement shall apply to it as applicable depending on whether it is the assignee or assignor of such “Commitments” as applicable. Each party hereto agrees to execute an Assignment and Assumption or related ancillary documentation to give effect to the foregoing if requested by the Administrative Agent. Further, on the Effective Date, the Exiting Lender is released of its “Commitment” under the Credit Agreement.

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(b)    Upon the Effective Date, all Loans and participations in Letters of Credit of the Existing Lenders and the Exiting Lender outstanding immediately prior to the Effective Date shall be, and hereby are, restructured, rearranged, renewed, extended and continued as provided in this Amendment and shall continue as Loans and participations in Letters of Credit of each Existing Lender and each New Lender under the Credit Agreement, and the Exiting Lender shall have been repaid the Applicable Percentage of its outstanding Loans immediately prior to the Effective Date, and it shall not have any participations in any Letter of Credit.

(c)    Each New Lender represents and warrants to the Administrative Agent, for the benefit of the Lenders including the Exiting Lender, as follows:

(i)    it has received a copy of the Original Credit Agreement, together with copies of the most recent financial statements of the Borrower delivered pursuant thereto;

(ii)    it has, independently and without reliance upon any Lender or any related party of the Administrative Agent or any Lender (an “Agent-Related Person”) and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their respective Subsidiaries, and all applicable bank or other regulatory laws relating to the transactions contemplated by the Credit Agreement, and made its own decision to enter into the Credit Agreement and to extend credit to the Borrower and the other Loan Parties under the Credit Agreement;

(iii)    it will, independently and without reliance upon any Lender or any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under the Credit Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, and other condition and creditworthiness of the Borrower and the other Loan Parties.

(d)    Each New Lender acknowledges, for the benefit of the Administrative Agent and the Lenders including the Exiting Lender, as follows:

(i)    no Lender or Agent-Related Person has made any representation or warranty to it, and no act by the Administrative Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Lender or any Agent-Related Person to any Lender as to any matter, including whether Agent-Related Persons have disclosed material information in their possession;

(ii)    except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent pursuant to the Original Credit Agreement, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their respective Affiliates which may come into the possession of any Agent-Related Person; and

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(iii)    on the Effective Date, subject to the satisfaction or waiver of the conditions to effectiveness set forth in Section 2 of this Amendment, it shall be deemed automatically to have become a party to the Credit Agreement and have all rights and obligations of a Lender under the Original Credit Agreement and the other Loan Documents, each as amended by the Modification Papers, as if it were an original Lender signatory thereto.

(e)    On the Effective Date, each New Lender agrees to be bound by the terms and conditions set forth in the Original Credit Agreement and the other Loan Documents, each as amended by the Modification Papers, applicable to the Lenders as if it were an original Lender signatory thereto (and expressly makes the appointment set forth in, and agrees to the obligations imposed under, Article X of the Original Credit Agreement).

7.    New Notes. On the Effective Date, the New Lenders shall become Lenders and the maximum Commitments of all Lenders shall be as set forth on Schedule 2.01 to this Amendment. Accordingly, on the Effective Date, Borrower shall issue Notes (“New Notes”) in the form of Exhibit B attached to the Original Credit Agreement to the New Lenders.

8.    Post-Closing Obligations.

(a)    Control Agreements. Within sixty (60) days after the Effective Date (or such later date which Administrative Agent has agreed to in writing), Borrower shall, and shall cause each applicable Subsidiary to, deliver duly executed control agreements required to comply with Section 8.16 of the Credit Agreement covering the accounts listed on Exhibit A hereto.

(b)    Amendment of Ohio Oil and Gas Mortgages. Within thirty (30) days after the date of this Amendment (or such later date which Administrative Agent has agreed to in writing), Borrower shall have executed and delivered to Administrative Agent amendments of the Oil and Gas Mortgages listed on Exhibit B hereto which reflect the amended Maturity Date of December 13, 2021 (the “Ohio Mortgage Amendments”).

(c)    Mortgage Coverage. Within thirty (30) days from the Effective Date (or such longer time as determined by Administrative Agent) Borrower shall mortgage to Administrative Agent additional oil and gas properties evaluated in the October 2016 Reserve Report such that the aggregated Recognized Value of all oil and gas properties then under mortgage is at least 85% of the Recognized Value of all Proved Mineral Interests evaluated in the October 2016 Reserve Report.

(d)    Title Assurances. Within thirty (30) days (or such longer time as determined by Administrative Agent) Borrower shall provide to Administrative Agent title opinions and/or other title information and data reasonably acceptable to Administrative Agent so that Administrative Agent shall have received reasonably acceptable title assurances for at least 80% of the Recognized Value of all Proved Mineral Interests evaluated in the October 2016 Reserve Report.

9.    Authorization of Administrative Agent to Amend Collateral Documents. Section 11.01 of the Credit Agreement provides that the Loan Documents, in addition to the Credit Agreement, may be amended with the consent of the Majority Lenders. There are inconsistencies in the use of the term “Secured Parties” when used in the Collateral Documents and when used in this Credit Agreement.

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The Lenders authorize the Administrative Agent to amend the Collateral Documents to conform the definition of “Secured Parties” as used therein to the definition of “Secured Parties” as used in this Credit Agreement.

10.    Certain Representations. Borrower represents and warrants that, as of the Effective Date: (a) Borrower has full power and authority to execute the Modification Papers to which it is a party and such Modification Papers constitute the legal, valid and binding obligation of Borrower enforceable in accordance with their terms, except as enforceability may be limited by general principles of equity and applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors’ rights generally; (b) no authorization, approval, consent or other action by, notice to, or filing with, any Governmental Authority or other Person is required for the execution, delivery and performance by Borrower thereof; and (c) no Default has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment. In addition, Borrower represents that after giving effect to the Modification Papers, all representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (provided that any such representations or warranties that are, by their terms, already qualified by reference to materiality shall be true and correct without regard to such additional materiality qualification) on and as of the Effective Date as if made on and as of such date except to the extent that any such representation or warranty expressly relates to an earlier date, in which case such representation or warranty is true and correct in all material respects (or true and correct without regard to such additional materiality qualification, as applicable) as of such earlier date.

11.    No Further Amendments. Except as previously amended or waived in writing or as amended or waived hereby, the Original Credit Agreement shall remain unchanged and all provisions shall remain fully effective between the parties.

12.    Acknowledgments and Agreements. Borrower acknowledges that on the date hereof all outstanding Obligations, in each case as amended and waived hereby, are payable in accordance with their terms, and Borrower waives any defense, offset, counterclaim or recoupment with respect thereto. Borrower, Administrative Agent, L/C Issuer and each Lender do hereby adopt, ratify and confirm the Original Credit Agreement, as amended and waived hereby, and acknowledge and agree that the Original Credit Agreement, as amended and waived hereby, is and remains in full force and effect. Borrower acknowledges and agrees that its liabilities and obligations under the Original Credit Agreement and under the other Loan Documents, in each case as amended and waived hereby, are not impaired in any respect by this Amendment.

13.    Limitation on Agreements. The consents, waivers and modifications set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Original Credit Agreement or any of the other Loan Documents, or (b) to prejudice any other right or rights that Administrative Agent or the Lenders now have or may have in the future under or in connection with the Original Credit Agreement and the other Loan Documents, each as amended and waived hereby, or any of the other documents referred to herein or therein. The Modification Papers shall constitute Loan Documents for all purposes.

14.    Confirmation of Security. Borrower hereby confirms and agrees that all of the Collateral Documents that presently secure the Obligations shall continue to secure, in the same manner and to the same extent provided therein, the payment and performance of the Obligations as described in the Original Credit Agreement as modified by this Amendment.

15.    Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which constitute one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

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16.    Incorporation of Certain Provisions by Reference. The provisions of Section 11.15 of the Original Credit Agreement captioned “Governing Law, Jurisdiction; Etc.” and Section 11.16 of the Original Credit Agreement captioned “Waiver of Right to Trial by Jury” are incorporated herein by reference for all purposes.

17.    Entirety, Etc. This Amendment, the other Modification Papers and all of the other Loan Documents embody the entire agreement between the parties. THIS AMENDMENT, THE OTHER MODIFICATION PAPERS AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[This space is left intentionally blank. Signature pages follow.]

SEVENTH AMENDMENT – Page 10

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as of the date and year first above written.

BORROWER

GULFPORT ENERGY CORPORATION

By:	/s/ Aaron Gaydosik
Aaron Gaydosik
Chief Financial Officer

SEVENTH AMENDMENT – Signature Page S-1

ADMINISTRATIVE AGENT:

THE BANK OF NOVA SCOTIA, as Administrative Agent and L/C Issuer

By:	/s/ Alan Dawson
Alan Dawson
Director

LENDERS:

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Alan Dawson
Alan Dawson
Director

SEVENTH AMENDMENT – Signature Page S-2

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ George E. McKean
Name: George E. McKean
Title: Senior Vice President

SEVENTH AMENDMENT – Signature Page S-3

CREDIT SUISSE AG,
Cayman Islands Branch, as a Lender

By:	/s/ Nupur Kumar

Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Warren Van Heyst

Name:	Warren Van Heyst
Title:	Authorized Signatory

SEVENTH AMENDMENT – Signature Page S-4

BARCLAYS BANK PLC, as a Lender

By:	/s/ Christopher Aitkin

Name:	Christopher Aitkin
Title:	Assistant Vice President

SEVENTH AMENDMENT – Signature Page S-5

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Matthew W. Coleman

Name:	Matthew W. Coleman
Title:	Director

SEVENTH AMENDMENT – Signature Page S-6

ZB, N.A. dba AMEGY BANK, as a Lender

By:	/s/ Jill McSorley

Name:	Jill McSorley
Title:	Senior Vice President – Amegy Bank Division

SEVENTH AMENDMENT – Signature Page S-7

COMPASS BANK, as a Lender

By:	/s/ Gabriela Azcarate

Name:	Gabriela Azcarate
Title:	Vice President

SEVENTH AMENDMENT – Signature Page S-8

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Sandra Aultman

Name:	Sandra Aultman
Title:	Managing Director

SEVENTH AMENDMENT – Signature Page S-9

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Nicholas T. Hanford

Name:	Nicholas T. Hanford
Title:	Vice President

SEVENTH AMENDMENT – Signature Page S-10

ASSOCIATED BANK, N.A., as a Lender

By:	/s/ Kyle Lewis

Name:	Kyle Lewis
Title:	Vice President

SEVENTH AMENDMENT – Signature Page S-11

IBERIABANK, as a Lender

By:	/s/ Moni Collins

Name:	Moni Collins
Title:	Senior Vice President

SEVENTH AMENDMENT – Signature Page S-12

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By:	/s/ Michael King

Name:	Michael King
Title:	Vice President

SEVENTH AMENDMENT – Signature Page S-13

BOKF, NA DBA BANK OF OKLAHOMA, as a Lender

By:	/s/ John Krenger

Name:	John Krenger
Title:	Vice President

SEVENTH AMENDMENT – Signature Page S-14

BNP PARIBAS, as an Exiting Lender, agreeing solely to Sections 1, 2, 6, 15, 16 and 17 and no other sections or provisions hereunder; however, Section 10 shall inure to benefit of BNP Paribas

By:	/s/ Ann Rhoads

Name:	Ann Rhoads
Title:	Managing Director

By:	/s/ Vincent Trapet

Name:	Vincent Trapet
Title:	Director

SEVENTH AMENDMENT – Signature Page S-15

SCHEDULE 2.01

Commitments and Applicable Percentages

Lender	Applicable Percentage	Commitment
The Bank of Nova Scotia	11.428571429%	$80,000,000
KeyBank National Association	10.714285714%	$75,000,000
PNC Bank, National Association	10.714285714%	$75,000,000
Credit Suisse AG, Cayman Islands Branch	9.285714286%	$65,000,000
Barclays Bank PLC	9.285714286%	$65,000,000
Wells Fargo Bank, N.A.	9.285714286%	$65,000,000
Compass Bank	7.142857143%	$50,000,000
U.S. Bank National Association	7.142857143%	$50,000,000
ZB, N.A. dba Amegy Bank	7.142857143%	$50,000,000
IberiaBank	5.000000000%	$35,000,000
Morgan Stanley Senior Funding, Inc.	4.285714286%	$30,000,000
Associated Bank, N.A.	4.285714286%	$30,000,000
BOKF, NA dba Bank of Oklahoma	4.285714286%	$30,000,000
BNP Paribas	0.000000000%	$0
TOTAL:	100.00000000%	$700,000,000

Maximum Facility Amount: $1,500,000,000

Schedule 2.01 – Page Solo

EXHIBIT A

Deposit Accounts – Part 1

Account Name	Account Number	Bank	Purpose of Account
1. Gulfport MM Sweep	*	*	Investment
2. Gulfport Operating	*	*	Operating
3. Gulfport Buckeye	*	*	Operating
4. Gulfport Buckeye Revenue	*	*	Revenue
5. Gulfport Energy Corporation	*	*	Investment
6. Gulfport Energy Corporation	*	*	Investment
7. Gulfport Energy Corporation	*	*	Investment
8. Gulfport Energy Corporation	*	*	Investment
9. Gulfport Revenue	*	*	Revenue

Deposit Accounts – Part 2

Account Name	Account Number	Bank	Purpose of Account
1. Grizzly Holdings Inc. - CAD	*	*	Operating
2. Grizzly Holdings Inc. - US	*	*	Operating
3. Gulfport - Revenue	*	*	Revenue
4. Puma Resources	*	*	Operating
5. Gulfport - Operating	*	*	Operating
6. Blackhawk Midstream LLC	*	*	Operating
7. Gulfport Energy Corporation - LC	*	*	Letter of Credit
8. Gator Marine Ivanhoe, Inc.	*	*	Operating
9. Jaguar Resources	*	*	Operating
10. Gator Marine, Inc.	*	*	Operating
11. Westhawk Minerals LLC	*	*	Operating
12. Gulfport - Payroll	*	*	Payroll

Exhibit A – Page Solo

EXHIBIT B

Ohio Oil and Gas Mortgages

1.	Open-End Mortgage, Security Agreement, Assignment of Production and Financing Statement by Gulfport Energy Corporation, as Mortgagor to The Bank of Nova Scotia, as Administrative Agent for the benefit of Secured Parties dated as of April 23, 2014, recorded as follows:

County/State	Recording Data	Date of Recording
Belmont County, Ohio	Book 478, Page 302 Instrument No. 201400007635	05/21/2014
Carroll County, Ohio	Book 102, Page 3440 Instrument No. 201400002988	05/21/2014
Guernsey County, Ohio	Book 516, Page 1560 Instrument No. 201400004023	05/22/2014
Harrison County, Ohio	Book 221, Page 1531 Instrument No. 201400003527	07/29/2014
Monroe County, Ohio	Book 275, Page 248 Instrument No. 201400075784	05/21/2014

2.	Open-End Mortgage, Security Agreement, Assignment of Production and Financing Statement by Gulfport Energy Corporation, as Mortgagor to The Bank of Nova Scotia, as Administrative Agent for the benefit of Secured Parties dated as of March 7, 2016, recorded as follows:

County/State	Recording Data	Date of Recording
Noble County, Ohio	Book 279, Page 552 Instrument No. 201600071536	03/15/2016

3.	Open-End Mortgage, Security Agreement, Assignment of Production and Financing Statement by Gulfport Energy Corporation, as Mortgagor to The Bank of Nova Scotia, as Administrative Agent for the benefit of Secured Parties dated as of May 24, 2016, recorded as follows:

County/State	Recording Data	Date of Recording
Jefferson County, Ohio	Vol. 1197, Page 182	06/24/2016

Exhibit B – Page Solo